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                    PROSPECTUS SUPPLEMENT DATED MARCH 1, 2004

                   HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA
             SHARES, DATED MAY 1, 2003, AS SUPPLEMENTED DECEMBER 15,
                            2003 AND JANUARY 16, 2004
              (INVESTMENT OPTIONS WITHIN FORTIS VARIABLE ANNUITIES)

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

The following sentence is added to the end of the first paragraph under the section entitled: "Principal Investment Strategy":

     "The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities."

The following sentence is added to the end of the last paragraph under the section entitled: "Principal Investment Strategy":

     "The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the asset-weighted market cap of the MSCI AC World Free ex US Index. As of December 31, 2003, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $29 million and $179.2 billion."

HARTFORD LARGECAP GROWTH HLS FUND

The third sentence in the first paragraph under the section entitled: "Principal Investment Strategy" is deleted and replaced with the following:

     "Normally, about 60 to 70 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the fund's assets."

The first sentence in the third paragraph under the section entitled "Principal Investment Strategy" is deleted and replaced with the following:

     "Holland Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index."

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

Effective March 1, 2004, the fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

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Mr. Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

Mr. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.


HARTFORD CAPITAL OPPORTUNITIES HLS FUND (effective May 1, 2004)

The Board of Directors of Hartford HLS Series Fund II, Inc. has decided to terminate the investment sub-advisory agreement with Massachusetts Financial Services Company, the current subadviser to the Hartford Capital Opportunities HLS Fund, and to engage Holland Capital Management L.P. as the new sub-adviser beginning May 1, 2004. Holland Capital Management is a Delaware limited partnership with approximately $1.8 billion under management as of December 31, 2003.